Exhibit 10.83

                                COMPOSITECH LTD.
                               710 Koehler Avenue
                           Ronkonkoma, New York 11779


                                  July 21, 2000


Sovereign Capital Advisors, LLC
3340 Peachtree Road, NE, Suite 2320
Atlanta, Georgia  30326
Facsimile:
Attention:  Mr. Paul D. Hamm

Dear Sirs:

     Reference is made to the Series 1 Bridge Note Purchase and Security Agreement, dated March 16, 1999, by and among Compositech Ltd. and the Purchasers listed therein (the "Note Purchase Agreement"), as amended by that certain First Amendment to the Series 1 Bridge Note Purchase and Security Agreement, dated April 21, 1999 and executed by the Company and certain Purchasers in connection with the Second Closing (the "First Amendment"), that certain Second Amendment to the Series 1 Bridge Note Purchase and Security Agreement, dated July 28, 1999, and executed by the Company and certain Purchasers in connection with the Third Closing (the "Second Amendment"), that certain Letter Agreement, dated November 22, 1999, and executed by the Company and the Purchasers (the "November Letter Agreement"), that certain Letter Agreement dated April 21, 2000, and executed by the Company and the Purchasers (the "April Letter Agreement"), and that certain Letter Agreement, dated July 7, 2000, and executed by the Company and SovCap Equity Partners, Ltd., as Representative for the Purchasers (the "July Letter Agreement", together with the Note Purchase Agreement, the First Amendment, the Second Amendment, the November Letter Agreement and the April Letter Agreement, the "Purchase Agreement"). Defined terms, used but not defined herein, have the meanings ascribed thereto in the Purchase Agreement.

     The parties hereto agree that the Secured Convertible Bridge Financing Note of Compositech Ltd. in the amount of $98,327.00 issued to Sovereign Capital Advisors, LLC (the "Placement Agent") on October 4, 1999 to evidence the placement fee owed to the Placement Agent as part of the cancellation of the original Bridge Notes and issuance of replacement Bridge Notes on October 4, 1999 (the "Placement Note") be amended by striking the date "July 21, 2000" in the seventh line of the Placement Note and inserting into the seventh line in place of such date "September 25, 2000" so that the defined term "Maturity Date" is redefined and definitively established as September 25, 2000.

     The provisions of the Placement Note for interest at the Note Rate up to the Maturity Date, as now defined in this Agreement, and for interest at the Default Rate thereafter, shall remain in full force and effect.

     This Agreement supersedes all other prior oral or written agreements between the Company and the Placement Agent and their respective affiliates and person acting on their behalf with respect to the matters specifically referred to herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Placement Agent make any representation, warranty, covenant or undertaking with respect to such matters other than those contained in the Placement Note or the Placement Agency Agreement, dated March 16, 1999, by and between the Company and the Placement Agent (the "Placement Agency Agreement") which remain in full force and effect as if made on the date hereof. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement

     All notices and other communications hereunder shall be in writing and shall be delivered as provided for in the Placement Agency Agreement, as follows:

                             If to the Placement Agent to:

                                     Sovereign Capital Advisors, LLC
                                     3340 Peachtree Road, N.E.
                                     Suite 2320
                                     Atlanta, Georgia  30326
                                     Attention:  Don Odom
                                     Tel:  (404) 814-3737
                                     Fax:  (404) 812-3738

                             With a copy to:

                                     Balboni Law Group, LLC
                                     3475 Lenox Road
                                     Suite 990
                                     Atlanta, Georgia  30326
                                     Attention:  Geraldo M. Balboni II, Esq.
                                     Tel:  (404) 812-3100
                                     Fax:  (404) 812-3101

                             If to the Company to:


                                     Compositech Ltd.
                                     710 Koehler Avenue
                                     Ronkonkoma, New York 11779
                                     Attention:  Samuel S. Gross
                                     Fax:     (631) 585-7710

                             With a copy to:

                                     Patterson, Belknap, Webb & Tyler LLP
                                     1133 Avenue of the Americas
                                     New York, New York  10036
                                     Attention:  Edward F. Cox
                                     Facsimile:  (212) 336-2222

     This Agreement shall be governed by the laws of the State of New York without regard to the conflicts of law doctrine of such state.

     This Agreement may be executed in counterparts, each of which shall constitute an integral original part of one and the same original instrument.

     If the foregoing correctly sets forth the understanding among us, please indicate your agreement and acceptance by signing below.

                                     Sincerely,



                                     COMPOSITECH LTD.


                               By:   _______________________________
                                     Samuel Gross
                                     Executive Vice President

Acknowledged, agreed and accepted by the undersigned:

SOVEREIGN CAPITAL ADVISORS, LLC


By:  ___________________________________
     Authorized Signatory